EXHIBIT 99.1

                                     $770MM
                                  (Approximate)
                  MASTR Adjustable Rate Mortgages Trust 2004-5
                                    (Issuer)

                                  MARM 2004-5

                Mortgage Asset Securitization Transactions, Inc.
                                   (Depositor)
                         UBS Real Estate Securities Inc.
                                  (Transferor)
                             Wells Fargo Bank, N.A.
                                (Master Servicer)

                Mortgage Pass-Through Certificates, Series 2004-5


                  Initial Certificate
                        Principal                                                                                Expected
                        Balance or                                          Initial W.A.                      Initial Rating
                     Notional Amount   Initial Pass-                           Months          W.A. Reset       of Offered
   Class                 (1)(2)        Through Rate      Principal Types      to Reset           Margin       Certificates(3)
------------     --------------------  --------------  -------------------- ------------    ---------------  -----------------
  Offered
Certificates
Class 1-A-1      $   [ 117,245,250]    [3.644] %(4)    Senior, Pass-Through     35             [1.861] %           AAA
Class 2-A-1      $   [  38,850,000]    [4.701] %(5)    Senior, Pass-Through     35             [2.230] %           AAA
Class 3-A-1      $   [  73,585,000]    [4.616] %(6)    Senior, Pass-Through     35             [2.022] %           AAA
Class 4-A-1      $   [  53,500,000]    [4.141] %(7)    Senior, Pass-Through     59             [1.832] %           AAA
Class 5-A-1      $   [ 208,618,000]    [4.117] %(8)    Senior, Pass-Through     59             [1.924] %           AAA
Class 6-A-1      $   [  46,150,000]    [4.884] %(9)    Senior, Pass-Through     59             [2.027] %           AAA
Class 7-A-1      $   [  85,000,000]    [4.637] %(10)   Senior, Pass-Through     59             [1.899] %           AAA
Class 8-A-1      $   [  50,350,000]    [4.593] %(11)   Senior, Pass-Through     82             [1.844] %           AAA
Class 9-A-1      $   [  13,165,000]    [5.282] %(12)   Senior, Pass-Through     118            [1.950] %           AAA
Class A-R        $       50            [3.644] %(13)   Senior, Residual         N/A            N/A                 AAA
Class A-L-R      $       50            [3.644] %(13)   Senior, Residual         N/A            N/A                 AAA
Class B-1        $   [TBD         ]    [TBD] %(14)     Subordinate              TBD            [TBD ] %             AA
Class B-2        $   [TBD         ]    [TBD] %(14)     Subordinate              TBD            [TBD ] %              A
Class B-3        $   [TBD         ]    [TBD] %(14)     Subordinate              TBD            [TBD ] %            BBB

  Non-Offered
   Certificates
Class B-4        $   [TBD         ]    [TBD] %(14)     Subordinate              TBD            [TBD ] %            BB
Class B-5        $   [TBD         ]    [TBD] %(14)     Subordinate              TBD            [TBD ] %             B
Class B-6        $   [TBD         ]    [TBD] %(14)     Subordinate              TBD            [TBD ] %            NR


(1) Approximate, subject to adjustment as described in the prospectus supplement.

(2)   Assumes variance of +/- 5%.

(3)   Ratings are expected from two of the following three rating agencies:
      Fitch, Moody's and S&P.

(4) The pass-through rate for the Class 1-A-1 certificates for each distribution date will be a per annum rate equal to the weighted average of the net mortgage rates on the loans in the first loan group, weighted on the basis of the outstanding principal balances of the loans in the first loan group, as of the first day of the month immediately prior to the month in which the relevant distribution date occurs (after taking into account scheduled payments of principal on that date).

(5) The pass-through rate for the Class 2-A-1 certificates for each distribution date will be a per annum rate equal to the weighted average of the net mortgage rates on the loans in the second loan group, weighted on the basis of the outstanding principal balances of the loans in the second loan group, as of the first day of the month immediately prior to the month in which the relevant distribution date occurs (after taking into account scheduled payments of principal on that date).

(6) The pass-through rate for the Class 3-A-1 certificates for each distribution date will be a per annum rate equal to the weighted average of the net mortgage rates on the loans in the third loan group, weighted on the basis of the outstanding principal balances of the loans in the third loan group, as of the first day of the month immediately prior to the month in which the relevant distribution date occurs (after taking into account scheduled payments of principal on that date).

(7) The pass-through rate for the Class 4-A-1 certificates for each distribution date will be a per annum rate equal to the weighted average of the net mortgage rates on the loans in the fourth loan group, weighted on the basis of the outstanding principal balances of the loans in the fourth loan group, as of the first day of the month immediately prior to the month in which the relevant distribution date occurs (after taking into account scheduled payments of principal on that date).

(8) The pass-through rate for the Class 5-A-1 certificates for each distribution date will be a per annum rate equal to the weighted average of the net mortgage rates on the loans in the fifth loan group, weighted on the basis of the outstanding principal balances of the loans in the fifth loan group, as of the first day of the month immediately prior to the month in which the relevant distribution date occurs (after taking into account scheduled payments of principal on that date).

(9) The pass-through rate for the Class 6-A-1 certificates for each distribution date will be a per annum rate equal to the weighted average of the net mortgage rates on the loans in the sixth loan group, weighted on the basis of the outstanding principal balances of the loans in the sixth loan group, as of the first day of the month immediately prior to the month in which the relevant distribution date occurs (after taking into account scheduled payments of principal on that date).

(10) The pass-through rate for the Class 7-A-1 certificates for each distribution date will be a per annum rate equal to the weighted average of the net mortgage rates on the loans in the seventh loan group, weighted on the basis of the outstanding principal balances of the loans in the seventh loan group, as of the first day of the month immediately prior to the month in which the relevant distribution date occurs (after taking into account scheduled payments of principal on that date).

(11) The pass-through rate for the Class 8-A-1 certificates for each distribution date will be a per annum rate equal to the weighted average of the net mortgage rates on the loans in the eighth loan group, weighted on the basis of the outstanding principal balances of the loans in the eighth loan group, as of the first day of the month immediately prior to the month in which the relevant distribution date occurs (after taking into account scheduled payments of principal on that date).

(12) The pass-through rate for the Class 9-A-1 certificates for each distribution date will be a per annum rate equal to the weighted average of the net mortgage rates on the loans in the ninth loan group, weighted on the basis of the outstanding principal balances of the loans in the ninth loan group, as of the first day of the month immediately prior to the month in which the relevant distribution date occurs (after taking into account scheduled payments of principal on that date).

(13) The pass-through rate for the Class A-R and Class A-L-R certificates will be a per annum rate equal to the weighted average of the net mortgage rates on the loans in the first group.

(14) The pass through rate for the Class B-1, Class B-2, Class B-3, Class B-4, Class B-5 and Class B-6 certificates for each distribution date will be a per annum rate equal to the weighted average (weighted on the basis of the portion of the aggregate principal balance of the subordinate certificates attributable to each loan group as of the first day of the month immediately prior to the month in which the relevant distribution date and taking into account scheduled payments of principal on that date) of the net mortgage rates on the loans in each loan group weighted on the basis of the outstanding principal balances of the loans in the related group, as of the first day of the month immediately prior to the month in which the relevant distribution date occurs (after taking into account scheduled principal payments on that date).




Summary

Relevant Parties

   Issuer.................... MASTR Adjustable Rate Mortgages Trust 2004-5. The
                              trust will be established under a pooling and servicing agreement among Mortgage Asset Securitization Transactions, Inc., as depositor, Wells Fargo Bank, N.A., as master servicer and trust administrator, UBS Real Estate Securities Inc., as transferor, and JPMorgan Chase Bank, as trustee.

   Depositor................. Mortgage  Asset   Securitization   Transactions,
                              Inc., a Delaware corporation. The depositor's address is 1285 Avenue of the Americas, New York, New York 10019, telephone number (212) 713-2000. See "The Depositor" in the prospectus.

   Master Servicer and

   Trust Administrator....... Wells Fargo  Bank,  N.A.,  a national  banking association. Wells Fargo Bank, N.A. maintains an office at 9062 Old Annapolis Road, Columbia, Maryland 21045. See "The Master Servicer and
                              the   Servicers--The   Master  Servicer"  in  the
                              prospectus supplement.

   Transferor................ UBS Real Estate Securities Inc. The transferor's address is 1285 Avenue of the Americas, New York, New York 10019, telephone number (212) 713-2000.

   Trustee................... JPMorgan Chase Bank, a New York banking corporation. The trustee's principal office is 4 New York Plaza, 6th Floor, New York, New York 10004-2477. See "The Pooling and Servicing Agreement--The Trustee" in the prospectus supplement.

Relevant Dates

   Cut-Off Date.............. May 1, 2004.

   Closing Date.............. On or about May 27, 2004.

   Investor Settle Date...... On or about May 28, 2004.

   Distribution Date......... The 25th day of each  month  or,  if that day is not a business day, the next business day, beginning in June 2004.

   Servicer Remittance Date.. For each servicer the 18th day of each month (or, if that day is not a business day, generally the immediately following business day).

   Interest Accrual Period... For each  class of  certificates,  the  calendar month immediately prior to the month in which the relevant distribution date occurs.



Optional Termination......... The master servicer may, at its option, purchase all but not less than all of the loans in the trust on any distribution date on or after the first date on which the current aggregate scheduled principal balance, as of that date of determination, is less than 5% of the aggregate scheduled principal balance of the loans as of the cut-off date.

Credit Enhancement........... Credit enhancements may reduce the harm caused to holders of certificates by shortfalls in payments collected on the loans. Credit enhancements can reduce the effect of shortfalls on all classes of offered certificates, or they can allocate shortfalls so they affect some classes before others.

                              Subordination. The group 1, group 2, group 3, group 4, group 5, group 6, group 7, group 8, and group 9 senior certificates will receive distributions of interest and principal, as applicable, before the subordinate certificates are entitled to receive distributions of interest or principal. In addition, each class of subordinate certificates will receive distributions of interest and principal prior to any other class of subordinate certificates with a higher alphanumerical class designation. The subordinate certificates, in reverse order of alphanumerical class designation, will absorb most losses on the group 1, group 2, group 3, group 4, group 5, group 6, group 7, group 8, and group 9 mortgage loans, other than certain excess losses, prior to other classes of certificates.

Last Scheduled
Distribution Date............ June 25, 2033

Collateral................... The Trust's main source of funds for making distributions on the certificates will be collections on eight pools of closed-end, adjustable-rate loans secured by first mortgages or deeds of trust on residential one- to four-family properties.

Tax Status................... Elections will be made to treat the assets of the trust as three separate real estate
                              mortgage investment conduits or REMICs
                              designated as the Upper-Tier REMIC, the
                              Middle-Tier REMIC and the Lower-Tier REMIC, respectively. The offered certificates, other than the Class A-R and Class A-L-R certificates, will be treated as debt instruments of a REMIC for federal income tax purposes. The Class A-R certificates will be treated as the residual interests in each of the Upper-Tier REMIC and the Middle-Tier REMIC. The Class A-L-R certificates will be treated as the residual interests in the Lower-Tier REMIC.

ERISA Considerations......... If you are a fiduciary of any retirement plan or other employee benefit arrangement subject to the Employee Retirement Income Security Act of 1974, as amended, or Section 4975 of the Internal Revenue Code of 1986, you should consult with counsel as to whether you can buy or hold an offered certificate. The residual certificates may not be purchased or transferred to such a plan.


The information herein has been provided solely by UBS Securities LLC. Neither the issuer of certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission. The information contained herein will be superseded by the description of the mortgage loans contained and/or incorporated by reference in the Prospectus Supplement relating to the Certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by UBS Securities LLC.